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                                                                    EXHIBIT 23.2


                             Consent of Tanner + Co.

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the incorporation of our report dated January 11, 2000, included in this Annual Report on Form 10-KSB, into the Biomune Systems, Inc. previously filed Registration Statements on Form S-8, File Nos. 333-95943, 333-47285, 333-29113 and 333-18157.

TANNER + CO.

Salt Lake City, Utah
January 16, 2000





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